SYMMETRICOM, INC.
                     85 West Tasman Drive
                San Jose, California 95134-1703

           Notice of Annual Meeting of Shareholders to be Held October 20, 1994


     The Annual Meeting of Shareholders of Symmetricom, Inc., a
California corporation (the "Company"), will be held on Thursday, October 20, 1994 at 10:00 a.m. at the offices of the Company, at 85 West Tasman Drive, San Jose, California 95134-1703.

     At the meeting, shareholders will consider and vote upon the following proposals:

     1.    To elect a Board of Directors of the Company;

     2. To ratify the adoption of the Employee Stock Purchase Plan and the reservation of 450,000 shares of Common Stock for issuance thereunder.

     3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; and

     4. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on September 2, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwith-standing any transfer of shares on the books of the Company after that date.

     A Proxy Statement which contains information with respect to the matters to be voted upon at the meeting and a Proxy card and return envelope are furnished herewith. Management urges each shareholder to carefully read the Proxy Statement. If you cannot be present personally at the meeting, you are requested to fill in and sign the Proxy card and return it promptly to the Company in the envelope enclosed for that purpose.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ J. Scott Kamsler
                                    ____________________
                                    J. SCOTT KAMSLER
                                    Secretary


San Jose, California
Dated:  September 16, 1994


	IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, OR ARE NOT SURE WHETHER YOU WILL BE, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                      SYMMETRICOM, INC.

                     85 West Tasman Drive
                San Jose, California 95134-1703


                        PROXY STATEMENT
                        _______________


                            GENERAL

                            Date, Time and Place

     This Proxy Statement is furnished to the shareholders of Symmetricom, Inc., a California corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, October 20, 1994, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed Proxy card will be sent to such shareholders on or about September 16, 1994.


                    Purposes of the Annual Meeting

     The purposes of the Annual Meeting are to (1) elect a Board of Directors of the Company, (2) ratify the adoption of the Employee Stock Purchase Plan and the reservation of 450,000 shares of Common Stock thereunder, (3) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year and
(4) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.


Proxy/Voting Instruction Cards and Revocability of Proxies

     When the Proxy in the enclosed form is returned, properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the shareholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any shareholder, including a shareholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 85 West Tasman Drive, San Jose, California 95134-1703, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.


                  Record Date and Share Ownership

     Shareholders of record at the close of business on September 2, 1994 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 14,192,996 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "Other Information-- Share Ownership by Principal Shareholders and Management."


                Voting and Solicitation; Quorum

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same prin-ciple among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the inten-tion to cumulate the shareholder's votes. The Company will cumulate votes in the event that additional persons are nominated at the Annual Meeting for election as directors.

     On matters other than the election of directors, each share has one vote. Votes against any such proposal will be counted for determining the presence or absence of a quorum and will also be counted as having been voted with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained, but will be treated as votes against the proposal.

     An automated system administered by the Company's transfer agent tabulates the proxies received prior to the date of the Annual
Meeting. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both
(i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

     A majority of the outstanding shares constitutes the quorum required to transact business at the Annual Meeting.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.


       Shareholder Proposals for the Next Annual Meeting

     Any proposal to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's principal office no later than May 19, 1995 in order to be considered for inclusion in the Company proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 85 West Tasman Drive, San Jose, California 95134-1703.


                           PROPOSAL NO. ONE

                     ELECTION OF DIRECTORS


Nominees

     The Bylaws of the Company provide for a Board of five directors. The Company prefers to elect four directors to the Board at this time leaving one vacancy to be filled when a suitable candidate is identified. Accordingly, a Board of four directors is proposed to be elected at the meeting. Unless otherwise instruc-ted, the proxy holders will vote the proxies received by them for manage-ment's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Proxies cannot be voted for a greater number of persons than the number of nominees named by the Company in this proxy statement. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.


                                        Director   Principal Occupation
                                                       or
             Name                Age     Since       Employment
____________________________     ___     _____  ____________________

William D. Rasdal(1)              61     1985   Chairman of the Board
                                                and Chief Executive
                                                Officer of the Company

Paul N. Risinger                  61     1989   Vice Chairman and
                                                Assistant Secretary
                                                of the Company

Howard Anderson(2)(3)             50     1994   Managing Director of
                                                The Yankee Group

Robert M. Wolfe(1)(2)(3)          67     1990   Telecommunications
                                                Network Consultant


(1)  Member of the Executive Committee
(2)  Member of the Audit Committee
(3)  Member of the Stock Option and Compensation Committee

     Mr.Rasdal has served as Chairman of the Board of the Company since July 1989 and as Chief Executive Officer since joining the Company in November 1985. From November 1985 until July 1989, Mr. Rasdal was President of the Company. From March 1980 until March 1985, Mr. Rasdal was associated with Granger Associates, a manufacturer of telecommunication products. His last position with Granger Associates was Presi-dent and Chief Operating Officer. From November 1972 to January 1980, Mr. Rasdal was employed by Avantek as Vice President and Division Manager for Avantek's microwave integrated circuit and semiconductor operations. For the thirteen years prior to joining Avantek, he was associated with TRW in various management positions. His last position there was General Manager of TRW's Semiconductor Division.

     Mr.Risinger has served as Vice Chairman of the Company since
August 1990 and as a Director of the Company since March 1989. From November 1985, when Mr. Risinger joined the Company, until August 1990, he served as Executive Vice President, Advanced Marketing and Technology
(AMAT). From April 1981 to May 1985, Mr. Risinger served as Executive Vice President, AMAT, for Granger Associates and was responsible for the development of new businesses for the Digital Signal Processing Division. For four years prior thereto, he served as Executive Vice President and Chief Operating Officer of the Safariland Companies, a manufacturer of equipment and accessories in the public safety field. Prior to joining Safariland, Mr. Risinger was associated with TRW in various management roles in marketing, research and development, and general management for seventeen years.

     Mr. Anderson has been Managing Director of The Yankee Group, a high technology market research and consulting firm, since 1970. Mr. Anderson is also the founder of Battery Ventures, a Boston based high technology venture capital company.

     Mr. Wolfe has been an independent telecommunications network consultant since October 1989. From April 1985 until October 1989,
Mr. Wolfe served as Vice President of BellSouth Services, a subsidiary of BellSouth Corporation, where he was responsible for telecommuni-cations network planning. For three years prior thereto, he served as Assistant Vice President of BellSouth Corporation involved in strategic planning for BellSouth after the Bell System breakup. Prior to 1982, Mr. Wolfe held various positions in the Bell System, including two years at AT&T in New York.


Vote Required; Recommendation of Board of Directors

     With respect to the election of directors, shareholders have cumulative voting rights, which means that each shareholder has the number of votes equal to the number of shares held multiplied by the number of directors to be elected. Each shareholder may give all such votes to one candidate or distribute such shareholder's votes among the candidates as the shareholder chooses. However, the right to cumulate votes may not be exercised until the candidate or candidates have been nominated and a shareholder has given notice at the Annual Meeting of the shareholder's intention to vote cumulatively. If any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The candidates receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, shall be elected. THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.


The Board of Directors and its Committees

     The Board of Directors has an Executive Committee, an Audit Committee and a Stock Option and Compensation Committee. There is no Nominating Committee or a committee performing the functions of a nominating committee. The Executive Committee may, to the extent permitted by law, exercise all of the powers of the Board of Directors with respect to the management of the Company. The Audit Committee monitors the performance of the independent auditors, recommends their engage-ment or dismissal to the Board of Directors and monitors the Company's internal financial and accounting organization and financial reporting. The Stock Option and Compensation Committee recommends executive compensation arrangements for action by the Board as a whole, and administers the Company's stock option plans. During the 1994 fiscal year, the Audit Committee held two meetings and the Stock Option and Compensation Committee held four meetings. The Executive Committee held no meetings separate from the Board of Directors as a whole during the 1994 fiscal year.

     During the 1994 fiscal year, there were four meetings of the Board of Directors. Each of the Company's present directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such director has been a director) and (ii) the total number of meetings of committees of the Board of Directors on which such person served (during the period that such director served) during the 1994 fiscal year.


Director Compensation

     Under the terms of the 1990 Director Option Plan, on each January 1, each non-employee director automatically receives a nonstatutory stock option to purchase 10,000 shares of the Company's Common Stock. Non-employee directors of the Company are paid $2,000 for each Board meeting attended. No additional compensation is paid for committee meetings attended. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings.


                       PROPOSAL NO. TWO

         RATIFICATION OF EMPLOYEE STOCK PURCHASE PLAN


     In July 1994, the Board of Directors of the Company adopted an Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the shareholders. A total of 450,000 shares of Common Stock were reserved for issuance under the Purchase Plan.

     At the Annual Meeting, the shareholders are being requested to consider and ratify the adoption of the Purchase Plan. Such ratification will enable the Company to continue its policy of encouraging widespread employee stock ownership as a means to motivate high levels of performance.

Vote Required; Recommendation of Board of Directors

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting at the Annual Meeting will be required to ratify the adoption of the Employee Stock Purchase Plan and the reservation of 450,000 shares of Common Stock for issuance thereunder. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE "FOR" THIS PROPOSAL.

     The essential features of the Purchase Plan are outlined below.


     Purpose

     The general purpose of the Purchase Plan is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.


     Terms and Conditions

     The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and will be implemented, subject to shareholder approval, with an approximately three and one-half month offering period which commences on October 17, 1994. Subse-quent offering periods will each have a six month duration commencing on or around February 1 and August 1 of each year. The Purchase Plan will be administered by the Board of Directors or a committee of members of the Board appointed by the Board. Any person who is customarily employed at least 20 hours per week and more than five months per calendar year by the Company and/or its designated subsidiaries during the applicable offering period is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan if (i) such employee would own capital stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of its subsidiaries (including stock issuable upon exercise of options held by such employee) at the end of the offering period, or (ii) such employee would receive more than $25,000 worth of stock (computed as of the date of grant) pursuant to the Purchase Plan in any calendar year. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which deductions may not exceed 10% of an employee's compensation, at a price equal to 85% of the closing sale price for the Company's Common Stock reported on the NASDAQ National Market System ("Fair Market Value") at the beginning or at the end of each offering period, whichever is lower; provided, however, that no employee shall be permitted to purchase during any offering period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the first day of an offering period. Employees may end their participation in an offering at any time prior to four days before the end of an offering period. Parti-cipation ends automatically on termination of employment with the Company or its designated subsidiaries. An employee may not pledge, assign or transfer his or her rights under the Purchase Plan and any such attempt may be treated by the Company as an election of such employee to withdraw from the Purchase Plan. At the Record Date, the Company employed approximately 615 people, approximately 365 of whom were eligible to participate in the Purchase Plan.

Adjustments Upon Changes in Capitalization; Corporate
Transactions

     In the event of a stock dividend, stock split or other change in capitalization affecting the Company's Common Stock, appro-priate adjustments will be made by the Company in the number of shares subject to purchase and in the price per share. In the event of a liquidation or dissolution of the Company, an employee's participation in the Purchase Plan will be terminated immediately prior to consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the offering period during which such event occurs shall be cancelled and participants shall be refunded all amounts contributed to the Purchase Plan during such offering period; provided, however, that the Board may determine, in lieu of cancelling such offering period, to shorten such offering period by setting a new termination date of such offering period.


     Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan; provided, however, that no such termination can affect options previously granted, unless the Board determines that termination of the Purchase Plan is in the best interests of the Company and its shareholders, and no amendment to the Purchase Plan may make any change in any option theretofore granted which adversely affects the right of any participant.

     Tax Information

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax on any income or loss and the amount of the tax will depend upon the holding period.
If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before meeting the holding period requirement, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent that it is entitled to a deduction for ordinary income recognized by parti-cipants upon a sale or disposition of shares prior to meeting the holding period requirement described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.


                      PROPOSAL NO. THREE

   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS OF THE
                            COMPANY

     Deloitte & Touche LLP, Certified Public Accountants, have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee, their reappointment as independent auditors for the 1995 fiscal year has been approved by the Board of Directors, subject to ratification by the shareholders.

     The Company has been advised by Deloitte & Touche LLP that neither it nor any of its members has had any relationship with the Company or any of its affiliates during the past three years other than as independent auditors. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.


Vote Required; Recommendation of the Board of Directors

     Although not required to be submitted for shareholder approval, the Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent auditors will be reconsidered by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                      OTHER INFORMATION


Compliance with Section 16 of the Securities Exchange Act of
1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1994 all Section 16(a) filing requirements applicable to its officers, directors and ten percent (10%) shareholders were complied with.


Share Ownership by Principal Shareholders and Management

     The following table sets forth the beneficial ownership of Common Stock of the Company as of July 31, 1994, by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) the Company's Chief Executive Officer, (iii) the four most highly compensated executive officers other than the Chief Executive Officer, (iv) Robert Austin, who would have qualified as an officer pursuant to item (iii) but for the fact that he was not serving as an executive officer as of the Company's fiscal year end, (v) each director and (vi) all directors and executive officers as a group.

                                          Shares           Approximate
                                       Beneficially          Percent
      Name and Address                    Owned               Owned
__________________________             ____________        ___________

Sutter Hill Ventures, a California
Limited Partnership(1)                   794,077               5.6%
  755 Page Mill Road
  Suite A-200
  Palo Alto, CA  94304

J.F. Shea Co., Inc.(2)                   744,006               5.3%
  655 Brea Canyon Road
  Walnut, CA  91789

William D. Rasdal(3)(4)                  638,665               4.4%

Paul N. Risinger(3)(5)                   336,640               2.3%

D. Ronald Duren(3)(6)                    166,000               1.2%

Robert M. Austin(7)                      130,500                 *

J. Scott Kamsler(3)                      106,500                 *

Robert M. Wolfe(3)(8)                     28,500                 *

Howard Anderson(9)                         1,000                 *

Brad Whitney                                  __                __

All directors and executive officers
as a group (8 persons)(3)              1,324,055              8.8%

_________

*     Less than one percent (1%).

(1) Includes 228,115 shares held individually or in a retirement trust for the benefit of the general partners of Sutter Hill Ventures. Each individual disclaims beneficial ownership of shares held by or for the benefit of the other individuals.

(2) Includes 407,760 shares held by Shea Homes L.P., 171,110 shares held by the Edmund & Mary Shea Real Property Trust, 113,556 shares held by the John & Dorothy Shea Foundation, 20,000 shares held by Mary Shea Trustee, Edmund & Mary Shea Real Property Trust, 14,577 shares held by the John Shea Family Trust, 5,923 shares held by Shea Investments, 1,080 shares held by Tahoe Partnership and an aggregate of 10,000 shares held in individual retirement accounts for the benefit of various Shea family members. Each individual shareholder acts on its own behalf.

(3)   Includes 390,000, 259,915, 95,000, 57,895, 27,500 and 864,060
      shares which Messrs. Rasdal, Risinger, Duren, Kamsler, Wolfe and all present directors and executive officers as a group, respectively, have the right to acquire within 60 days of July 31, 1994 upon the exercise of stock options.

(4) Includes 248,665 shares held by the Rasdal Family Trust, dated July 16, 1983, as amended, of which William D. Rasdal and Marilyn Kay Rasdal are Co-Trustees.

(5) Includes 76,725 shares held by The Risinger Third Family Limited Partnership, a California Limited Partnership.

(6)	Includes an aggregate of 800 shares held by Sean P. McHenry and
Ashley C. Duren, children of Mr. Duren, as to which Mr. Duren disclaims beneficial ownership.

(7)	Includes 99,621 shares held by the Austin Living Trust, dated
October 24, 1988, of which Robert M. Austin and Sheryl M. Austin are Co-Trustees. Also includes 30,879 shares which Mr. Austin has the right to acquire within 60 days of July 31, 1994 upon the exercise of stock options. Mr. Austin is no longer employed by the Company.

(8)	Includes 1,000 shares held by James B. Wolfe, Mr. Wolfe's son, as to which Mr. Wolfe disclaims beneficial ownership.

(9)	Includes 1,000 shares registered in the name of Yankee Group
Research, Inc. of which Mr. Anderson is the sole shareholder.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

	The following table sets forth compensation received in the last three fiscal years by (i) the Company's Chief Executive Officer, (ii) the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended June 30, 1994 and (iii) Robert Austin, who would have qualified as an officer pursuant to item (ii) but for the fact that he was not serving as an executive officer as of June 30, 1994 (together, the "Named Officers").




                                                 Long Term
                                                Compensation
                                                   Awards

                 Annual Compensation
                                                 Securities      All
Name and                           Other Annual  Underlying     Other
Principal    Year   Salary Bonus   Compensation   Options   Compensation
Position              ($)   ($)       ($)(1)        (#)         ($)(2)



William D.
Rasdal       1994  225,903       0        0        80,000        300
Chairman of
the Board
and          1993  214,135 214,135        0             0        200
Chief
Executive
Officer      1992  198,847 178,962        0             0        200

D. Ronald
Duren        1994  184,119       0        0        20,000        300
President
and Chief    1993  173,558 173,558        0        20,000        200
Operating
Officer,
Telecom
Solutions    1992  149,423 149,423        0        80,000        200

Paul N.
Risinger     1994  173,927       0        0        50,000        300
Vice
Chairman
and          1993  164,135 164,135        0             0        200
Assistant
Secretary    1992  149,423 134,481        0             0        200

Brad P.
Whitney      1994  172,692 172,692   34,384(3)          0          0
President
and Chief
Operating    1993   92,297  46,667   57,377(3)          0          0
Officer,
Linfinity    1992      N/A     N/A      N/A           N/A        N/A
Micro-
electronics
Inc.

Robert M.
Austin       1994  157,049(4)    0        0        15,000(5)     300
Executive
Vice
President,   1993  149,712 149,712        0             0        200
Telecom
Solutions    1992  144,423 144,423        0         5,000(5)     200

J. Scott
Kamsler      1994  152,865       0        0        40,000        300
Vice
President,
Finance,     1993  144,135 144,135        0             0        200
Chief
Financial
Officer
and
Secretary    1992  129,423 116,481        0             0        200



(1)	Excludes certain perquisites and other amounts which, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2)	Represents Company matching 401(k) Plan contributions.

(3)	Represents reimbursed relocation expenses.  Mr. Whitney commenced employment with the Company in November 1992.

(4)	Mr. Austin is no longer employed by the Company.  Amount includes
$59,673 of salary continuation pay subsequent to termination of employment.

(5)	One-fourth of the 15,000 option shares and the remaining one-half of the unvested 5,000 option shares, respectively, will vest in October 1994 in accordance with Mr. Austin's termination agreement.

Option Grants in Last Fiscal Year

	The following table sets forth, as to the Named Officers, certain information relating to stock options granted during fiscal 1994.

                  Individual Grants                      Potential
                                                         Realizable
                                                         Value at
                                                         Assumed Annual
                                                         Rates of
                      % of Total                         Stock Price
          Number of   Options                            Appreciation
          Securities  Granted    Exercise                for Option
          Underlying  to         or Base                 Term(3)
          Options     Employees  Price     Expiration
          Granted     in Fiscal ($/Sh)(2)  Date          5% ($)  10% ($)
           (#)        Year(1)
Name


William
D. Rasdal  80,000      16.3%     16.25     10/21/03   817,563  2,071,865

D. Ronald
Duren      20,000       4.1%     16.25     10/21/03   204,391    517,966

Paul N.
Risinger   50,000      10.2%     16.25     10/21/03   510,977  1,294,916

Brad P.
Whitney         0        __        __          __         __        __

Robert
M. Austin  15,000(4)    3.1%     16.25     01/20/95    38,323     97,119

J. Scott
Kamsler    40,000       8.2%     16.25     10/21/03   408,782  1,035,933


(1)	The total number of shares subject to options granted to employees in fiscal 1994 was 489,500.

(2)	The exercise price per share is equal to the closing price of the
Company's Common Stock on the date of grant.

(3)	The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 1994, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are speci-fied in rules of the SEC, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(4)	Mr. Austin is no longer employed by the Company.  One-fourth of the option shares will vest in October 1994 in accordance with Mr. Austin's termination agreement. The Potential Realizable Value calculation is based on the number of shares that will vest in October 1994.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year
End Option Values

	The following table provides information with respect to option exercises in fiscal 1994 by the Named Officers and the value of such officers' unexercised options at the close of business on July 1, 1994 (the last trading day prior to the end of the Company's 1994 fiscal year).


                                       Number of        Value of
                                       Securities       Unexercised
                                       Underlying       In-the-Money
                                       Unexercised      Options at
                                       Options at       Fiscal Year
         Shares                        Fiscal Year      End($)(2)
         Acquired on     Value           End(#)      Exercisable
         Exercise(#)     Realized   Exercisable           Unexercisable
Name                     ($)(1)           Unexercisable

William
D. Rasdal      0             0     390,000   80,000  2,508,750        0

D.
Ronald
Duren     11,430       106,000      90,000   75,000    451,250  213,125

Paul N.
Risinger       0             0     259,915   50,000  1,666,323        0

Brad P.
Whitney        0             0           0        0          0        0

Robert M.
Austin    13,621        69,808      30,879   17,500    196,651   12,188

J.
Scott
Kamsler   42,105       200,180      57,895   40,000    340,133        0


(1)	Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise, minus the exercise price.

(2)	Market value of underlying securities based on the closing price of $8.25 of the Company's Common Stock on July 1, 1994 (the last trading day prior to the end of the Company's 1994 fiscal year), minus the exercise price.


Compensation Committee Interlocks and Insider Participation

	The Stock Option and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") is composed of two non-employee directors, Howard Anderson and Robert M. Wolfe. Mr. Anderson was appointed to the Compensation Committee in January 1994. Allen M. Peterson also served on the Compensation Committee until his death in August 1994. No interlocking relationship exists between the Company's Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.


CERTAIN TRANSACTIONS


	In November 1992, Brad P. Whitney joined the Company as President and Chief Operating Officer of Linfinity Microelectronics Inc., a subsidiary of the Company ("Linfinity"). In accordance with Mr.
Whitney's employment offer letter, he would be paid an annual base salary of $160,000, which base salary is to be reviewed annually in July and which base salary was $170,000 in July 1994. In the event Mr. Whitney's employment is terminated, Mr. Whitney shall continue to receive his base salary, as well as medical benefits and car allowance, until the earlier to occur of (i) twelve months following such termination or (ii) acceptance by Mr. Whitney of other employment.

	In order to induce Mr. Whitney to accept the position of President and Chief Operating Officer of Linfinity, the Company offered to assist him in his relocation from Texas to California by agreeing to lend him
20% of the purchase price of a home in California, up to a maximum of $125,000. Subsequent to Mr. Whitney's relocation, the Company loaned him $95,000 pursuant to a promissory note dated April 19, 1993 (the "Loan"). Interest accrues on the Loan at the rate of 5.34% per annum, with all accrued interest on the outstanding principal due and payable on July 1, October 1, January 1 and April 1 of each year. Any payments made by the Company to Mr. Whitney under the management incentive plan applicable to him (after applicable taxes and other withholdings) are to be applied to the principal amount of the Loan, with all remaining principal and interest on the Loan due and payable on April 19, 1998.
As of the Record Date, payments made by Mr. Whitney have reduced the principal amount of the Loan to $23,430. In addition, the Company made a short term advance of $10,000 to Mr. Whitney in January 1993 in connection with the down payment on a residence Mr. Whitney subsequently did not purchase and has loaned him an additional $4,205 to cover various legal fees in connection therewith (collectively the "Advance"). As of the Record Date, the Advance has been paid in full.

	Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 14 shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any further filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incor-porates it by reference into any such filing.


COMPENSATION COMMITTEE REPORT


	The Compensation Committee is comprised of two independent, non-employee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. Allen M. Peterson also served on the Compensation Committee until his death in August 1994. As part of its duties, the Compensation Committee reviews compensation levels of senior management and evaluates performance of management. The Compensation Committee also administers the Company's option plans. In connection with such duties, the Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company's top six executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon performance levels. The Compensation Committee also determines stock option awards of executives and other Company employees throughout the year. The Compensation Committee's review of the Company's executive pay program included a comprehensive report from an independent compensation consultant which analyzed the elements of the Company's executive compensation program in comparison with executive compensation programs maintained by other high technology companies.

	The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short- and long-term strategic Company goals, to link executive and stockholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon performance.

	The three key components of the Company's executive compensation program in fiscal 1994 were base salary, short-term incentives, represented by the Company's annual bonus program, and long-term incentives, represented by the Company's stock option program. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company's policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Mr. Rasdal, Chairman of the Board and Chief Executive Officer of the Company, are discussed below.


Base Salary

	Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in 1994 were set below the average for comparable positions at high technology companies in order to place a greater emphasis on incentive components of the compensation package.

Annual Bonus Program

	At the beginning of the 1994 fiscal year, the Compensation Committee determined annual incentive payment targets based on aggressive performance targets compared to fiscal 1993. Following the end of the 1994 fiscal year, the Compensation Committee determined the amount of the annual incentive payments for each executive officer based on its evaluation of the achieve-ment of the performance targets. The Compensation Committee's philosophy is to set high performance targets, and to make each executive officer's maximum incentive bonus payout targets high in relation to such executive officer's salary in comparison with other high technology companies, in order to obtain significant linkage between overall executive compensation and performance. For fiscal 1994, the Compensation Committee set the maximum annual executive compensation payout target for its executive officers at 100% of base salary for achievement of targeted performance goals.

	The Company's fiscal 1994 net sales increased by 12% over fiscal 1993; net earnings increased by approximately 9%, with a net earnings decrease from 6.8% to 6.7%, as a percentage of net sales, during fiscal 1994 over fiscal 1993, and net earnings per common and common equivalent share increased by 7.5% in fiscal 1994 as compared to fiscal 1993. The fiscal 1994 annual incentive bonus payouts were paid to executive officers of Linfinity, the Company's semiconductor subsidiary, at or close to the maximum levels because of Linfinity's performance during the period. Corporate employees of the Company, as well as employees of Telecom Solutions, the Company's telecommunications operation, did not receive incentive bonus payouts because neither the Company nor Telecom Solutions achieved the high performance targets during the period.


Stock Options

	Under the Company's 1990 Employee Stock Plan, stock options may be granted to executive officers and other key employees of the Com--pany. The size of stock option awards is based primarily on an indi-vidual's performance and the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of share-holders. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and current grants vest over three years. This approach is designed to encourage the creation of shareholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years.


Compensation of the Chief Executive Officer

	The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer's base salary and annual incentive bonus was determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company's performance in fiscal 1993 as well as targets for 1994. Mr. Rasdal's base salary for fiscal 1994 was set at levels below the average of chief executive officers of high technology companies because of the Com-pensation Committee's philosophy set forth above in "Compensation Committee Report - Base Salary." Mr. Rasdal's maximum 1994 annual incentive bonus targets were based on the Company's achievement of targeted levels of profits after tax and cash flow. Mr. Rasdal was not paid an incentive bonus because of the Company's fiscal 1994 performance, as summarized above in "Compensation Committee Report -- Annual Bonus Program." Mr. Rasdal was awarded an option to purchase 80,000 shares of the Company's Common Stock in fiscal 1994.

				Stock Option and Compensation Committee
					Robert M. Wolfe
					Howard Anderson

COMPARATIVE STOCK PERFORMANCE

	The graph below compares the cumulative total shareholders' return on the Company's Common Stock for the last five fiscal years with the total return on the S & P 500 Index and the S & P High Technology - Composite Index over the same period (assuming the investment of $100 in the Company's Common Stock, the S & P 500 Index and the S & P High Technology - Composite Index, and reinvestment of all dividends).


PERFORMANCE GRAPH


SYMMETRICOM, INC.
Comparison of Five-Year Cumulative Total Return
Symmetricom, Inc., S & P 500 Index and
S & P High Technology - Composite Index


                     1989    1990    1991    1992    1993    1994
                     ____    ____    ____    ____    ____    ____

Symmetricom, Inc.    $100    $100    $117    $167    $596    $267
S&P 500 Index        $100    $116    $125    $142    $161    $163
S&P High Technology-
     Composite Index $100    $113    $106    $113    $132    $143

OTHER MATTERS

	The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


						BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ J. Scott Kamsler
                                    ____________________

                                    J. Scott Kamsler,
                                    Secretary



Dated:  September 16, 1994



Appendix A

SYMMETRICOM, INC.
1994 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned shareholder of SYMMETRICOM, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 16, 1994, and hereby appoints William D. Rasdal and J. Scott Kamsler, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1994 Annual Meeting of Shareholders of SYMMETRICOM, INC. to be held on October 20, 1994, at 10:00 a.m., at the offices of the Company, at 85 West Tasman Drive, San Jose, California 95134-1703 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

          ____________________
               COMMON
      The Board of Directors Recommends a vote "FOR" all nominees in
Item 1 and "FOR" Items 2 and 3.


	1.	ELECTION OF DIRECTORS:
      William D. Rasdal, Paul N. Risinger, Robert M. Wolfe, Howard
Anderson

		___	FOR

___	WITHHELD FOR ALL

		WITHHELD FOR:(Write that nominee's name in the space provided below).

____________________________________________




	2.	PROPOSAL TO RATIFY THE ADOPTION OF THE EMPLOYEE STOCK
PURCHASE PLAN AND THE RESERVATION OF 450,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

            ____FOR    ____AGAINST    ____ABSTAIN


	3.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1995 FISCAL YEAR:



            ____FOR    ____AGAINST    ____ABSTAIN


And upon such other matter or matters which may properly come before the meeting and any adjournments thereof.

           ____ I Plan to Attend Meeting

           ____ COMMENTS/ADDRESS CHANGE
              Please mark this box if you have written
                comments/address change on the reverse side.



Dated: _______________________

Signature(s): _______________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


APPENDIX B



SYMMETRICOM, INC.

EMPLOYEE STOCK PURCHASE PLAN

	The following constitute the provisions of the Employee
Stock Purchase Plan of SymmetriCom, Inc.

	1.	Purpose.  The purpose of the Plan is to provide
employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

	2.	Definitions.

		(a)	"Board" shall mean the Board of Directors of the
company.

		(b)	"Code" shall mean the Internal Revenue Code of
1986, as amended.

		(c)	"Common Stock" shall mean the Common Stock of
the Company.

		(d)	"Company" shall mean SymmetriCom, Inc. and any
Designated Subsidiary of the Company.

		(e)	"Compensation" shall mean all base straight time
gross earnings and sales commissions, including all payments for overtime, shift premium, incentive compensation, incentive payments, profit sharing, bonuses and other compensation.

		(f)	"Designated Subsidiaries" shall mean the
Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

		(g)	"Employee" shall mean any individual who is an
Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

		(h)	 "Enrollment Date" shall mean the first day of
each Offering Period.

		(i)	"Exercise Date" shall mean the last day of each
Offering Period.

		(j)	"Fair Market Value" shall mean, as of any date,
the value of Common Stock determined as follows:

			(1)	If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

			(2)	If the Common Stock is quoted on the
NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

			(3)	In the absence of an established market
for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

		(k)	"Offering Period" shall mean a period of
approximately six (6) months, commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following July 31, or commencing on the first Trading Day on or after August 1 and terminating on the last Trading Day in the period ending the following January 31, during which an option granted pursuant to the Plan may be exercised, provided that the first Offering Period under this Plan shall be the period of approximately four (4) months, commencing with the first Trading Day on or after October 17, 1994 and terminating on the last Trading Day in the period ending the following
January 31, 1995. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

		(l)	"Plan" shall mean this Employee Stock Purchase
Plan.

		(m)	"Purchase Price" shall mean an amount equal to
85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

		(n)	"Reserves" shall mean the number of shares of
Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

		(o)	"Subsidiary" shall mean a corporation, domestic
or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

		(p)	"Trading Day" shall mean a day on which national
stock exchanges and the NASDAQ System are open for trading.

	3.	Eligibility.

		(a)	Any Employee (as defined in Section 2(g)), who
shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

		(b)	Any provisions of the Plan to the contrary
notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

	4.	Offering Periods.  The Plan shall be implemented by
consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or, in the case of the first Offering Period under the Plan, on the first Trading Day on or after October 17, 1994, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

	5.	Participation.

		(a)	An eligible Employee may become a participant in
the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

		(b)	Payroll deductions for a participant shall
commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

	6.	Payroll Deductions.

		(a)	At the time a participant files his or her
subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

		(b)	All payroll deductions made for a participant
shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

		(c)	A participant may discontinue his or her participation
in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of or eliminate participation rate changes during any Offering Period.
The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

		(d)	Notwithstanding the foregoing, to the extent
necessary or advisable to comply with the limitations on contributions and Share purchases under this Plan, including but not limited to the limitations imposed pursuant to
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be reduced by the Company.
For purposes of complying with Section 423(b)(8) of the Code and
Section 3(b) hereof, payroll deductions shall be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

		(e)	At the time the option is exercised, in whole or
in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

	7.	Grant of Option.  On the Enrollment Date of each
Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

	8.	Exercise of Option.  Unless a participant withdraws
from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

	9.	Delivery.  As promptly as practicable after each
Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

	10.	Withdrawal; Termination of Employment.

		(a)	A participant may withdraw all but not less than
all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time up to four days before the Exercise Date by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering
Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering
Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

		(b)	Upon a participant's ceasing to be an Employee
(as defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

		(c)	A participant's withdrawal from an Offering
Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

	11.	Interest.  No interest shall accrue on the payroll
deductions of a participant in the Plan.

	12.	Stock.

		(a)	The maximum number of shares of the Company's
Common Stock which shall be made available for sale under the Plan shall 450,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof.
If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

		(b)	The participant will have no interest or voting
right in shares covered by his option until such option has been exercised.

		(c)	Shares to be delivered to a participant under
the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

	13.	Administration.

		(a)	Administrative Body.  The Plan shall be
administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

		(b)	Rule 16b-3 Limitations.  Notwithstanding the
provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision
("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

	14.	Designation of Beneficiary.

		(a)	A participant may file a written designation of
a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

		(b)	Such designation of beneficiary may be changed
by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

	15.	Transferability.  Neither payroll deductions credited
to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

	16.	Use of Funds.  All payroll deductions received or held
by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

	17.	Reports.  Individual accounts will be maintained for
each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

	18.	Adjustments Upon Changes in Capitalization.

		(a)	Changes in Capitalization.  Subject to any
required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

		(b)	Dissolution or Liquidation.  In the event of the
proposed dissolution or liquidation of the Company, the Offering
Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

		(c)	Merger or Asset Sale.  In the event of a
proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period during which such event occurs shall be cancelled and participants shall receive a refund of all amounts contributed to the Plan during such Offering Period, unless the Board determines, in the exercise of its sole discretion and in lieu of cancelling such Offering Period, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of cancelling the Offering Period, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof.

	The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

	19.	Amendment or Termination.

		(a)	The Board of Directors of the Company may at any
time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

		(b)	Without shareholder consent and without regard
to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

	20.	Notices.  All notices or other communications by a
participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

	21.	Conditions Upon Issuance of Shares.  Shares shall not
be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

	As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

	22.	Term of Plan.  The Plan shall become effective upon
the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.







 EXHIBIT A
SYMMETRICOM, INC.
EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT
Enrollment Date:  _____________________
Check One:  New Enrollment _____
Change of Beneficiary(ies) _____
Change in Payroll Deduction Rate (Limited to one reduction
per offering period)    _____

1. ______________ hereby elects to participate in the SymmetriCom, Inc. Employee Stock Purchase Plan (the
"Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.
2.  I hereby authorize payroll deductions from each paycheck
in the amount of 	% of my gross
Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)
3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.
4. I have received a copy of the "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock
Purchase Plan.
5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or
Employee and Spouse Only):
Employee:__________________________________________________
Spouse: ___________________________________________________
6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.
I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the
disposition of the Common Stock.    The Company may, but will
not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.
7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Under no circumstances shall the terms of employment of any participant be modified or in any way affected by participation in this Plan. The maintenance of the Plan shall not constitute a contract of employment. Participating in the Plan will not give any participant a right to be retained in the employ of the company.
By choosing to participate in the Plan, I understand and agree that shares purchased for me under the Employee Stock Purchase Plan will be issued and held, for my account, by Smith Barney, Inc., and that the Company assumes no responsibility in connection with such shares or such account or in connection with any subsequent disposition of such shares. I understand that Smith Barney will charge a commission of 6 1/4 cents per share sold, subject to a minimum commission charge of $25.00, plus a $4.00 service fee for each transaction. I understand that I must comply with Symmetricom's Policy Statement Regarding Transactions in Company Securities and the related statements specifying open and closed trading periods.

Dated:  _______________
Signature of Employee:  ______________________________




EXHIBIT B
SYMMETRICOM, INC.
EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL FROM PLAN



The undersigned participant of the Symmetricom, Inc. Employee Stock Purchase Plan hereby notifies the Company that he or she hereby withdraws from the Plan. The participant hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account. The undersigned understands and agrees that his or her option will be automatically terminated. The undersigned understands that no further payroll deductions will be made. The undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

The undersigned understands that this form must be submitted no later than four days before the Exercise Date of the current offering period.



Name and Address of Participant:
(Please Print)




Signature:



Date: